                                                                    Exhibit 99.1

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       C-BASS 2003-CB3

                                 C-BASS 2003-CB3
                          PRELIMINARY COLLATERAL TABLES
                                  June 13, 2003

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                             C-BASS SERIES 2003-CB3
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                       SUMMARY                                                    TOTAL             MINIMUM           MAXIMUM
                       -------                                                    -----             -------           -------
Aggregate Current Principal Balance                                          $297,872,001.34
Number of Mortgage Loans                                                               1,988
Average Outstanding Principal Balance                                        $    149,835.01        $1,568.69     $  986,879.98
Average Original Loan Balance                                                $    154,630.11        $8,926.00     $1,000,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                              79.99%            3.38%           120.08%
(1) Weighted Average Loan Rate                                                         7.847%           5.000%           18.050%
(1) Weighted Average Original Term to Maturity (months)                                  340              110               366
(1) Weighted Average Remaining Term to Stated Maturity (months)                          326                6               359
(1) Weighted Average Term to Roll (months)                                                 5                0                59
(1) (2) Weighted Average Credit Score                                                    648              417               810

(1) Weighted Average reflected in Total.

(2) 99.91% of the Fixed Rate Mortgage Loans have Credit Scores.

                                                       PERCENT OF STATISTICAL
                                                          CALCULATION DATE
                                                         PRINCIPAL BALANCE
                                                       ----------------------
Product Type                       Fully Amortizing           95.79%
                                   Balloon Payment             4.21%

Lien                               First                      98.46%
                                   Second                      1.54%

Geographic Distribution
                                   California                 25.96%
                                   New York                    9.99%
                                   Florida                     9.36%
                                   New Jersey                  5.30%
                                   Illinois                    5.08
Largest Zip Code Concentration     34113                       0.44%

FHA/VA Loans                                                   0.08%

Seller Financed Loans                                          1.25%

Section 32 Loans                                               0.18%

Loans with Borrower PMI                                       18.29%

Loans with Prepayment Penalties                               62.90%

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                                                  % OF AGGREGATE
                                                       NUMBER                            PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE    PRINCIPAL BALANCE            RATE MORTGAGES
         PRINCIPAL BALANCE OUTSTANDING                  LOANS          OUTSTANDING                 OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
$1 to $50,000                                             290        $  9,222,959.31                    3.10%
-----------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                                       462          34,664,468.56                   11.64
-----------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                                      438          54,654,720.30                   18.35
-----------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                                      322          55,735,421.28                   18.71
-----------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                                      175          39,470,739.53                   13.25
-----------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                                      136          37,507,907.56                   12.59
-----------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                                       69          22,249,610.33                    7.47
-----------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                                       41          15,425,759.36                    5.18
-----------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                                       17           7,335,773.14                    2.46
-----------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                                       16           7,596,199.89                    2.55
-----------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                                        3           1,581,644.06                    0.53
-----------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                                        6           3,464,373.35                    1.16
-----------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                                       10           6,433,744.67                    2.16
-----------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                                        1             732,386.59                    0.25
-----------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                                        1             809,413.43                    0.27
-----------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000                                      1             986,879.98                    0.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  1,988        $297,872,001.34                  100.00%
=======================================================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                                   FICO SCORE

                                                                     % OF AGGREGATE
                            NUMBER                           PRINCIPAL BALANCE OF THE FIXED
                         OF MORTGAGE    PRINCIPAL BALANCE            RATE MORTGAGES
   FICO SCORE               LOANS          OUTSTANDING                 OUTSTANDING
===========================================================================================
Not Available (1)              5         $    270,330.61                  0.09%
-------------------------------------------------------------------------------------------
401 to 420                     1               72,854.43                  0.02
-------------------------------------------------------------------------------------------
421 to 440                     2              109,837.18                  0.04
-------------------------------------------------------------------------------------------
441 to 460                     6              390,609.71                  0.13
-------------------------------------------------------------------------------------------
461 to 480                    15            1,180,243.71                  0.40
-------------------------------------------------------------------------------------------
481 to 500                    25            2,252,421.85                  0.76
-------------------------------------------------------------------------------------------
501 to 520                    47            5,326,705.77                  1.79
-------------------------------------------------------------------------------------------
521 to 540                    64            6,753,653.99                  2.27
-------------------------------------------------------------------------------------------
541 to 560                    96           12,197,332.96                  4.09
-------------------------------------------------------------------------------------------
561 to 580                   132           17,867,739.11                  6.00
-------------------------------------------------------------------------------------------
581 to 600                   157           20,177,050.28                  6.77
-------------------------------------------------------------------------------------------
601 to 620                   177           25,134,915.74                  8.44
-------------------------------------------------------------------------------------------
621 to 640                   253           38,051,303.58                 12.77
-------------------------------------------------------------------------------------------
641 to 660                   254           41,479,716.84                 13.93
-------------------------------------------------------------------------------------------
661 to 680                   210           33,530,396.46                 11.26
-------------------------------------------------------------------------------------------
681 to 700                   168           28,329,321.72                  9.51
-------------------------------------------------------------------------------------------
701 to 720                   142           24,362,513.68                  8.18
-------------------------------------------------------------------------------------------
721 to 740                   115           20,253,922.81                  6.80
-------------------------------------------------------------------------------------------
741 to 760                    60           10,032,274.18                  3.37
-------------------------------------------------------------------------------------------
761 to 780                    40            6,946,303.23                  2.33
-------------------------------------------------------------------------------------------
781 to 800                    14            2,134,166.59                  0.72
-------------------------------------------------------------------------------------------
801 to 820                     5            1,018,386.91                  0.34
-------------------------------------------------------------------------------------------
TOTAL:                     1,988         $297,872,001.34                100.00%
===========================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                      % OF AGGREGATE
                              NUMBER                            PRINCIPAL BALANCE OF THE FIXED
ORIGINAL TERM TO MATURITY   OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
        (MONTHS)              LOANS          OUTSTANDING                OUTSTANDING
==============================================================================================
109 to 120                      11          $    273,354.54                 0.09%
----------------------------------------------------------------------------------------------
121 to 132                       2                73,529.41                 0.02
----------------------------------------------------------------------------------------------
169 to 180                     304            26,263,765.59                 8.82
----------------------------------------------------------------------------------------------
181 to 192                       2               190,109.84                 0.06
----------------------------------------------------------------------------------------------
193 to 204                       2                58,406.81                 0.02
----------------------------------------------------------------------------------------------
205 to 216                       1                73,683.36                 0.02
----------------------------------------------------------------------------------------------
229 to 240                      71             8,048,938.94                 2.70
----------------------------------------------------------------------------------------------
241 to 252                       5               236,562.78                 0.08
----------------------------------------------------------------------------------------------
277 to 288                       1                19,951.44                 0.01
----------------------------------------------------------------------------------------------
289 to 300                       4               429,711.66                 0.14
----------------------------------------------------------------------------------------------
301 to 312                       1               133,482.37                 0.04
----------------------------------------------------------------------------------------------
313 to 324                       1               115,482.27                 0.04
----------------------------------------------------------------------------------------------
337 to 348                       1               139,490.19                 0.05
----------------------------------------------------------------------------------------------
349 to 360                   1,578           261,414,068.49                87.76
----------------------------------------------------------------------------------------------
361 to 372                       4               401,463.65                 0.13
----------------------------------------------------------------------------------------------
TOTAL:                       1,988          $297,872,001.34               100.00%
==============================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                        REMAINING TERM TO STATED MATURITY

                                                                                % OF AGGREGATE
                                        NUMBER                            PRINCIPAL BALANCE OF THE FIXED
REMAINING TERM TO STATED MATURITY    OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
           (MONTHS)                     LOANS          OUTSTANDING                OUTSTANDING
========================================================================================================
 1 to 12                                   2         $      7,024.08                0.00%
--------------------------------------------------------------------------------------------------------
 13 to 24                                  3               33,508.57                0.01
--------------------------------------------------------------------------------------------------------
 25 to 36                                  1               17,645.71                0.01
--------------------------------------------------------------------------------------------------------
 49 to 60                                 35            1,038,705.11                0.35
--------------------------------------------------------------------------------------------------------
 61 to 72                                 43            2,096,739.25                0.70
--------------------------------------------------------------------------------------------------------
 73 to 84                                 18            1,223,356.41                0.41
--------------------------------------------------------------------------------------------------------
 85 to 96                                  8              174,630.55                0.06
--------------------------------------------------------------------------------------------------------
 97 to 108                                 6              201,144.06                0.07
--------------------------------------------------------------------------------------------------------
109 to 120                                 6              169,109.30                0.06
--------------------------------------------------------------------------------------------------------
121 to 132                                23            1,146,487.36                0.38
--------------------------------------------------------------------------------------------------------
133 to 144                                 6              323,348.70                0.11
--------------------------------------------------------------------------------------------------------
145 to 156                                 3              124,230.43                0.04
--------------------------------------------------------------------------------------------------------
157 to 168                                 5              428,843.40                0.14
--------------------------------------------------------------------------------------------------------
169 to 180                               185           21,185,978.06                7.11
--------------------------------------------------------------------------------------------------------
181 to 192                                 4              573,017.75                0.19
--------------------------------------------------------------------------------------------------------
193 to 204                                 3              394,803.84                0.13
--------------------------------------------------------------------------------------------------------
217 to 228                                 2              160,587.73                0.05
--------------------------------------------------------------------------------------------------------
229 to 240                               106           18,320,031.33                6.15
--------------------------------------------------------------------------------------------------------
241 to 252                                 5              725,419.26                0.24
--------------------------------------------------------------------------------------------------------
253 to 264                                48            4,630,167.56                1.55
--------------------------------------------------------------------------------------------------------
265 to 276                                34            1,716,449.02                0.58
--------------------------------------------------------------------------------------------------------
277 to 288                                 2              143,959.83                0.05
--------------------------------------------------------------------------------------------------------
289 to 300                                 6              907,412.75                0.30
--------------------------------------------------------------------------------------------------------
301 to 312                                39            3,090,652.41                1.04
--------------------------------------------------------------------------------------------------------
313 to 324                                15            1,547,706.94                0.52
--------------------------------------------------------------------------------------------------------
325 to 336                                 9              900,361.71                0.30
--------------------------------------------------------------------------------------------------------
337 to 348                                47            8,012,694.43                2.69
--------------------------------------------------------------------------------------------------------
349 to 360                             1,324          228,577,985.79               76.74
--------------------------------------------------------------------------------------------------------
TOTAL:                                 1,988         $297,872,001.34              100.00%
========================================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                                  PROPERTY TYPE

                                                                          % OF AGGREGATE
                                  NUMBER                            PRINCIPAL BALANCE OF THE FIXED
                               OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
        PROPERTY TYPE             LOANS          OUTSTANDING                OUTSTANDING
==================================================================================================
Single Family                     1,514       $  221,349,873.87                74.31%
--------------------------------------------------------------------------------------------------
PUD                                 144           25,475,356.80                 8.55
--------------------------------------------------------------------------------------------------
2-Family                            145           24,884,041.07                 8.35
--------------------------------------------------------------------------------------------------
Condo                               115           16,454,479.64                 5.52
--------------------------------------------------------------------------------------------------
4-Family                             23            4,338,388.07                 1.46
--------------------------------------------------------------------------------------------------
3-Family                             27            3,988,161.62                 1.34
--------------------------------------------------------------------------------------------------
Manufactured Housing                  9              715,564.28                 0.24
--------------------------------------------------------------------------------------------------
Townhouse                             5              372,317.15                 0.12
--------------------------------------------------------------------------------------------------
Co-op                                 2              159,602.47                 0.05
--------------------------------------------------------------------------------------------------
Mobile Home                           3               77,408.04                 0.03
--------------------------------------------------------------------------------------------------
Mixed Use                             1               56,808.33                 0.02
--------------------------------------------------------------------------------------------------
TOTAL:                            1,988       $  297,872,001.34               100.00%
==================================================================================================

                                    OCCUPANCY

                                                                   % OF AGGREGATE
                           NUMBER                            PRINCIPAL BALANCE OF THE FIXED
                        OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
       OCCUPANCY           LOANS          OUTSTANDING                OUTSTANDING
===========================================================================================
Primary                    1,773       $  273,852,852.94                  91.94%
-------------------------------------------------------------------------------------------
Investment                   190           19,710,762.82                   6.62
-------------------------------------------------------------------------------------------
Second Home                   25            4,308,385.58                   1.45
-------------------------------------------------------------------------------------------
TOTAL:                     1,988       $  297,872,001.34                 100.00%
===========================================================================================

                                  LOAN PURPOSE

                                                                      % OF AGGREGATE
                              NUMBER                            PRINCIPAL BALANCE OF THE FIXED
                           OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
        LOAN PURPOSE          LOANS          OUTSTANDING                OUTSTANDING
==============================================================================================
Equity Refinance               990        $ 146,942,913.43                49.33%
----------------------------------------------------------------------------------------------
Purchase                       796          119,380,249.18                40.08
----------------------------------------------------------------------------------------------
Rate/Term Refinance            202           31,548,838.73                10.59
----------------------------------------------------------------------------------------------
TOTAL:                       1,988        $ 297,872,001.34               100.00%
==============================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                           CURRENT MORTGAGE LOAN RATE

                                                                          % OF AGGREGATE
                                   NUMBER                           PRINCIPAL BALANCE OF THE FIXED
        RANGE OF                OF MORTGAGE    PRINCIPAL BALANCE          RATE MORTGAGES
CURRENT MORTGAGE LOAN RATES        LOANS          OUTSTANDING               OUTSTANDING
==================================================================================================
  4.501% to 5.000%                    1         $     56,390.39                 0.02%
--------------------------------------------------------------------------------------------------
  5.001% to 5.500%                   11            2,706,148.39                 0.91
--------------------------------------------------------------------------------------------------
  5.501% to 6.000%                   41            9,551,642.61                 3.21
--------------------------------------------------------------------------------------------------
  6.001% to 6.500%                  139           27,297,399.50                 9.16
--------------------------------------------------------------------------------------------------
  6.501% to 7.000%                  223           40,998,867.57                13.76
--------------------------------------------------------------------------------------------------
  7.001% to 7.500%                  270           49,994,227.68                16.78
--------------------------------------------------------------------------------------------------
  7.501% to 8.000%                  420           72,576,425.42                24.36
--------------------------------------------------------------------------------------------------
  8.001% to 8.500%                  203           34,445,591.03                11.56
--------------------------------------------------------------------------------------------------
  8.501% to 9.000%                  179           24,302,570.84                 8.16
--------------------------------------------------------------------------------------------------
  9.001% to 9.500%                  104            9,670,732.72                 3.25
--------------------------------------------------------------------------------------------------
 9.501% to 10.000%                  127           11,232,905.85                 3.77
--------------------------------------------------------------------------------------------------
10.001% to 10.500%                   36            2,900,939.35                 0.97
--------------------------------------------------------------------------------------------------
10.501% to 11.000%                   51            3,731,211.71                 1.25
--------------------------------------------------------------------------------------------------
11.001% to 11.500%                   52            3,429,787.58                 1.15
--------------------------------------------------------------------------------------------------
11.501% to 12.000%                   42            1,953,653.47                 0.66
--------------------------------------------------------------------------------------------------
12.001% to 12.500%                   19              904,897.94                 0.30
--------------------------------------------------------------------------------------------------
12.501% to 13.000%                   15              482,270.92                 0.16
--------------------------------------------------------------------------------------------------
13.001% to 13.500%                   11              250,265.16                 0.08
--------------------------------------------------------------------------------------------------
13.501% to 14.000%                    8              186,524.03                 0.06
--------------------------------------------------------------------------------------------------
14.001% to 14.500%                    8              220,913.07                 0.07
--------------------------------------------------------------------------------------------------
14.501% to 15.000%                    7              291,532.22                 0.10
--------------------------------------------------------------------------------------------------
15.001% to 15.500%                    3               51,163.23                 0.02
--------------------------------------------------------------------------------------------------
15.501% to 16.000%                    8              252,468.32                 0.08
--------------------------------------------------------------------------------------------------
16.001% to 16.500%                    4              145,428.77                 0.05
--------------------------------------------------------------------------------------------------
16.501% to 17.000%                    3              120,202.87                 0.04
--------------------------------------------------------------------------------------------------
17.001% to 17.500%                    1               51,124.22                 0.02
--------------------------------------------------------------------------------------------------
17.501% to 18.000%                    1               34,197.19                 0.01
--------------------------------------------------------------------------------------------------
18.001% to 18.500%                    1               32,519.29                 0.01
--------------------------------------------------------------------------------------------------
TOTAL:                            1,988         $297,872,001.34               100.00%
==================================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                            % OF AGGREGATE
                                     NUMBER                           PRINCIPAL BALANCE OF THE FIXED
      RANGE OF CURRENT            OF MORTGAGE    PRINCIPAL BALANCE          RATE MORTGAGES
COMBINED LOAN-TO-VALUE RATIOS        LOANS          OUTSTANDING               OUTSTANDING
====================================================================================================
   0.01% to 10.00%                      8         $    123,017.35                  0.04%
----------------------------------------------------------------------------------------------------
  10.01% to 20.00%                     21              527,235.24                  0.18
----------------------------------------------------------------------------------------------------
  20.01% to 30.00%                     29            2,001,222.76                  0.67
----------------------------------------------------------------------------------------------------
  30.01% to 40.00%                     41            4,649,788.90                  1.56
----------------------------------------------------------------------------------------------------
  40.01% to 50.00%                     72            7,517,384.20                  2.52
----------------------------------------------------------------------------------------------------
  50.01% to 60.00%                    113           14,961,549.31                  5.02
----------------------------------------------------------------------------------------------------
  60.01% to 70.00%                    217           33,849,826.04                 11.36
----------------------------------------------------------------------------------------------------
  70.01% to 80.00%                    511           90,278,416.81                 30.31
----------------------------------------------------------------------------------------------------
  80.01% to 90.00%                    491           77,652,663.21                 26.07
----------------------------------------------------------------------------------------------------
 90.01% to 100.00%                    473           65,226,117.36                 21.90
----------------------------------------------------------------------------------------------------
100.01% to 110.00%                      7              657,115.67                  0.22
----------------------------------------------------------------------------------------------------
110.01% to 120.00%                      4              325,598.72                  0.11
----------------------------------------------------------------------------------------------------
120.01% to 130.00%                      1              102,065.77                  0.03
----------------------------------------------------------------------------------------------------
TOTAL:                              1,988         $297,872,001.34                100.00%
====================================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                               STATE OR TERRITORY

                                                                        % OF AGGREGATE
                                NUMBER                           PRINCIPAL BALANCE OF THE FIXED
                             OF MORTGAGE     PRINCIPAL BALANCE          RATE MORTGAGES
     STATE OR TERRITORY         LOANS           OUTSTANDING               OUTSTANDING
===============================================================================================
California                        395         $ 77,326,818.50                 25.96%
-----------------------------------------------------------------------------------------------
New York                          199           29,757,998.11                  9.99
-----------------------------------------------------------------------------------------------
Florida                           214           27,880,269.20                  9.36
-----------------------------------------------------------------------------------------------
New Jersey                         82           15,797,098.72                  5.30
-----------------------------------------------------------------------------------------------
Illinois                          103           15,144,685.63                  5.08
-----------------------------------------------------------------------------------------------
Minnesota                          70           10,623,841.26                  3.57
-----------------------------------------------------------------------------------------------
Colorado                           57           10,167,463.87                  3.41
-----------------------------------------------------------------------------------------------
Texas                             105            9,741,212.85                  3.27
-----------------------------------------------------------------------------------------------
Massachusetts                      43            9,712,188.58                  3.26
-----------------------------------------------------------------------------------------------
Maryland                           41            9,279,508.90                  3.12
-----------------------------------------------------------------------------------------------
Arizona                            64            8,789,487.14                  2.95
-----------------------------------------------------------------------------------------------
Michigan                           75            7,991,278.65                  2.68
-----------------------------------------------------------------------------------------------
Rhode Island                       48            7,924,965.74                  2.66
-----------------------------------------------------------------------------------------------
Washington                         43            5,989,722.67                  2.01
-----------------------------------------------------------------------------------------------
Virginia                           46            5,967,776.77                  2.00
-----------------------------------------------------------------------------------------------
Nevada                             36            5,262,015.68                  1.77
-----------------------------------------------------------------------------------------------
Connecticut                        28            5,136,653.37                  1.72
-----------------------------------------------------------------------------------------------
Pennsylvania                       47            4,252,794.12                  1.43
-----------------------------------------------------------------------------------------------
South Carolina                     28            2,982,754.07                  1.00
-----------------------------------------------------------------------------------------------
Utah                               21            2,923,448.13                  0.98
-----------------------------------------------------------------------------------------------
Tennessee                          24            2,634,105.78                  0.88
-----------------------------------------------------------------------------------------------
Oregon                             23            2,629,408.38                  0.88
-----------------------------------------------------------------------------------------------
Ohio                               26            2,508,540.66                  0.84
-----------------------------------------------------------------------------------------------
North Carolina                     20            2,285,454.46                  0.77
-----------------------------------------------------------------------------------------------
Missouri                           23            2,060,797.51                  0.69
-----------------------------------------------------------------------------------------------
New Mexico                          9            1,731,902.80                  0.58
-----------------------------------------------------------------------------------------------
Indiana                            19            1,567,218.57                  0.53
-----------------------------------------------------------------------------------------------
Oklahoma                           16            1,437,228.16                  0.48
-----------------------------------------------------------------------------------------------
Georgia                             9            1,381,061.76                  0.46
-----------------------------------------------------------------------------------------------
Idaho                              16            1,247,013.10                  0.42
-----------------------------------------------------------------------------------------------
Maine                               3              961,276.93                  0.32
-----------------------------------------------------------------------------------------------
New Hampshire                       6              758,919.13                  0.25
-----------------------------------------------------------------------------------------------
Wisconsin                           6              656,838.48                  0.22
-----------------------------------------------------------------------------------------------
District of Columbia                5              550,182.40                  0.18
-----------------------------------------------------------------------------------------------
Kansas                              5              549,385.61                  0.18
-----------------------------------------------------------------------------------------------
Alabama                             9              438,669.36                  0.15
-----------------------------------------------------------------------------------------------
Mississippi                         5              404,226.39                  0.14
-----------------------------------------------------------------------------------------------
Louisiana                           6              397,291.48                  0.13
-----------------------------------------------------------------------------------------------
Delaware                            3              341,510.15                  0.11
-----------------------------------------------------------------------------------------------
Iowa                                1              174,470.42                  0.06
-----------------------------------------------------------------------------------------------
Kentucky                            2              168,158.83                  0.06
-----------------------------------------------------------------------------------------------
Hawaii                              2              118,559.13                  0.04
-----------------------------------------------------------------------------------------------
Vermont                             2               77,375.00                  0.03
-----------------------------------------------------------------------------------------------
South Dakota                        1               56,616.75                  0.02
-----------------------------------------------------------------------------------------------
Wyoming                             1               48,173.23                  0.02
-----------------------------------------------------------------------------------------------
Arkansas                            1               35,634.91                  0.01
-----------------------------------------------------------------------------------------------
TOTAL:                          1,988         $297,872,001.34                100.00%
===============================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       CBASS 2003-CB3
                           TOTAL COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                          % OF AGGREGATE
                                  NUMBER                            PRINCIPAL BALANCE OF THE FIXED
                               OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGES
  DOCUMENTATION LEVEL             LOANS          OUTSTANDING                OUTSTANDING
==================================================================================================
Full Documentation                  917        $121,185,087.84                 40.68%
--------------------------------------------------------------------------------------------------
Stated Income                       489          81,010,573.18                 27.20
--------------------------------------------------------------------------------------------------
No Documentation                    467          79,769,314.90                 26.78
--------------------------------------------------------------------------------------------------
Limited Documentation                58          10,106,722.44                  3.39
--------------------------------------------------------------------------------------------------
Alternate Documentation              49           4,779,524.07                  1.60
--------------------------------------------------------------------------------------------------
Streamlined Documentation             6             887,127.60                  0.30
--------------------------------------------------------------------------------------------------
Not Available                         2             133,651.31                  0.04
--------------------------------------------------------------------------------------------------
TOTAL:                            1,988        $297,872,001.34                100.00%
==================================================================================================

                               PERFORMANCE STATUS

                                                                       % OF AGGREGATE
                             NUMBER                              PRINCIPAL BALANCE OF THE FIXED
                          OF MORTGAGE     PRINCIPAL BALANCE            RATE MORTGAGES
PERFORMANCE STATUS           LOANS           OUTSTANDING                 OUTSTANDING
===============================================================================================
Current                      1,976         $297,013,517.23                 99.71%
-----------------------------------------------------------------------------------------------
30 to 59 Days Past Due          12              858,484.11                  0.29
-----------------------------------------------------------------------------------------------
TOTAL:                       1,988         $297,872,001.34                100.00%
===============================================================================================

                             PREPAYMENT PENALTY TERM

                                                                         % OF AGGREGATE
                                NUMBER                             PRINCIPAL BALANCE OF THE FIXED
                             OF MORTGAGE     PRINCIPAL BALANCE           RATE MORTGAGES
PREPAYMENT PENALTY TERM         LOANS           OUTSTANDING                OUTSTANDING
==================================================================================================
No Prepayment Penalties          816          $110,499,277.73                  37.10%
--------------------------------------------------------------------------------------------------
2 months                           2               237,309.33                   0.08
--------------------------------------------------------------------------------------------------
5 months                           1               118,640.32                   0.04
--------------------------------------------------------------------------------------------------
6 months                           3               454,486.43                   0.15
--------------------------------------------------------------------------------------------------
12 months                        205            40,015,330.04                  13.43
--------------------------------------------------------------------------------------------------
13 months                          2               424,716.93                   0.14
--------------------------------------------------------------------------------------------------
24 months                        285            46,415,139.12                  15.58
--------------------------------------------------------------------------------------------------
26 months                          1               116,897.28                   0.04
--------------------------------------------------------------------------------------------------
35 months                          1                35,944.73                   0.01
--------------------------------------------------------------------------------------------------
36 months                        557            84,118,544.18                  28.24
--------------------------------------------------------------------------------------------------
60 months                        107            14,452,538.44                   4.85
--------------------------------------------------------------------------------------------------
80 months                          1               186,257.35                   0.06
--------------------------------------------------------------------------------------------------
180 months                         1                97,397.38                   0.03
--------------------------------------------------------------------------------------------------
240 months                         1               112,188.13                   0.04
--------------------------------------------------------------------------------------------------
360 months                         5               587,333.95                   0.20
--------------------------------------------------------------------------------------------------
TOTAL:                         1,988          $297,872,001.34                 100.00%
==================================================================================================

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.